UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________________________
FORM 8-K

________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2020

________________________________________________________________
SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

________________________________________________________________

Delaware	001-08246	71-0205415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive
Spring, TX 77389
(Address of principal executive offices)(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	SWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 13, 2020, pursuant to the Agreement and Plan of Merger, dated as of August 12, 2020 (the “Merger Agreement”), by and between Southwestern Energy Company (“Southwestern”) and Montage Resources Corporation (“Montage”), Southwestern completed its previously announced acquisition of Montage, by means of a merger of Montage with and into Southwestern, with Southwestern continuing as the surviving corporation (the “Merger”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the “Introductory Note” of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

In accordance with the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Montage common stock, par value $0.01 per share (“Montage Common Stock”), was automatically converted into the right to receive 1.8656 shares (the “Exchange Ratio”) of Southwestern common stock, par value $0.01 per share (“Southwestern Common Stock”). No fractional shares of Southwestern Common Stock have been or will be issued in the Merger, and holders of Montage Common Stock have received or will receive cash in lieu of any fractional shares of Southwestern Common Stock which such holders would otherwise be entitled to receive.

In addition, in accordance with the Merger Agreement, at the Effective Time, (i) each Montage restricted stock unit award that was outstanding immediately prior to the Effective Time was converted into an assumed restricted stock unit award, (ii) each Montage performance stock unit award was terminated and vested, and (iii) each Montage restricted stock award granted to a Montage non-employee director vested.

The shares of Southwestern Common Stock issued in connection with the Merger were registered under the Securities Act of 1933, as amended, pursuant to Southwestern’s registration statement on Form S-4 (File No. 333-248827), initially filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2020, as amended by pre-effective Amendment No. 1 filed on October 2, 2020, and declared effective by the Commission on October 6, 2020 (the “Registration Statement”).

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Southwestern’s Current Report on Form 8-K filed with the Commission on August 12, 2020 and incorporated herein by reference.

Item 8.01 Other Events.

On November 13, 2020, Southwestern issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of Montage required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated August 12, 2020, by and between Southwestern Energy Company and Montage Resources Corporation (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K/A filed with the Commission on August 12, 2020).

99.1	Press release, dated November 13, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: November 13, 2020	By:	/s/ CHRIS LACY
	Name:	Chris Lacy
	Title:	Executive Vice President, General Counsel and
Corporate Secretary